UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	December 22, 2020

INHIBIKASE THERAPEUTICS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-39676	26-3407249
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3350 Riverwood Parkway SE, Suite 1900 Atlanta, Georgia	30339
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code:	(678) 392-3419

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	IKT	The Nasdaq Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02	Unregistered Sales of Equity Securities.

On December 28, 2020, Inhibikase Therapeutics, Inc. (the “Company”) issued 44,143 shares of the Company’s common stock, par value $0.001 per share (“Common Stock”), to Flagship Consulting, Inc. (“Flagship”). The shares were issued pursuant to that certain Amended and Restated Second Convertible Revolving Demand Promissory 2020 Note dated August 31, 2020 by the Company in favor of Flagship (as amended, the “Convertible Note”) under which the parties agreed that, if the Company closed its initial public offering of shares of its Common Stock (the “IPO”) on or prior to December 31, 2020, the Convertible Note would automatically convert into that number of shares of Common Stock equal to the amount of unpaid principal and accrued interest (the “Unpaid Balance”) due under the Convertible Note as of the closing of the IPO divided by the IPO price. The IPO closed on December 28, 2020, at which time the Convertible Note had an Unpaid Balance of $441,431.52 that automatically converted into 44,143 shares of Common Stock based on the IPO price of $10.00 per share.

The Company issued the 44,143 shares of Common Stock in reliance upon the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended, as a transaction by an issuer not involving any public offering. No selling commissions were paid in connection with the issuance of the 44,143 shares of Common Stock.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Amended and Restated Certificate of Incorporation

On December 23, 2020, the Company filed an Amended and Restated Certificate of Incorporation (the “Restated Certificate”) with the Secretary of State of the State of Delaware in connection with the Company’s IPO. The Company’s board of directors and stockholders previously approved the Restated Certificate to be effective immediately prior to the closing of the IPO.

The Restated Certificate amends and restates the Company’s certificate of incorporation in its entirety to, among other things: (i) increase the authorized number of shares of common stock to 100,000,000 shares; (ii) authorize 10,000,000 shares of undesignated preferred stock that may be issued from time to time by the Company’s board of directors in one or more series; (iii) establish a classified board of directors, divided into three classes, each of whose members will serve for staggered three-year terms; (iv) provide that stockholders do not have the authority to amend the amended and restated bylaws of the Company (the “Amended and Restated Bylaws”); (v) provide that directors  may be removed from office only for cause by the affirmative vote of the holders of a majority of the Company’s outstanding capital stock then entitled to vote in an election of directors; (vi) eliminate the ability of the Company’s stockholders to take action by written consent in lieu of a meeting; and (vii) designate the Court of Chancery of the State of Delaware to be the sole and exclusive forum for certain legal actions and proceedings against the Company.

The foregoing description of the amendments made in the Restated Certificate is qualified by reference to the Restated Certificate, a copy of which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Amended and Restated Bylaws

On December 28, 2020, in connection with the IPO, the Amended and Restated Bylaws, previously approved by the Company’s board of directors to become effective immediately as of the closing of the IPO, became effective. The Amended and Restated Bylaws amend and restate the Company’s bylaws in their entirety to, among other things: (i) establish procedures relating to the presentation of stockholder proposals at stockholder meetings; (ii) establish procedures relating to the nomination of directors; and (iii) conform to the amended provisions of the Restated Certificate.

The foregoing description of the amendments made in the Amended and Restated Bylaws is qualified by reference to the Amended and Restated Bylaws, a copy of which is attached hereto as Exhibit 3.2 and is incorporated herein by reference.

Item 8.01	Other Events.

On December 22, 2020, the Company announced the pricing of the IPO of 1,800,000 shares of Common Stock at a public offering price of $10.00 per share, for gross proceeds of $18.0 million, before deducting underwriting discounts and commissions and other offering expenses payable by the Company. The Company also granted ThinkEquity, a division of Fordham Financial Management, Inc., as sole book-running manager for the IPO (the “Underwriter”), a 45-day option to purchase up to an additional 270,000 shares of Common Stock at the public offering price of $10.00 per share, less underwriting discounts and commissions. A copy of the press release announcing the pricing of the IPO is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

On December 28, 2020, the Company announced the closing of the IPO. In connection with closing the IPO, the Company also issued and sold to the Underwriter a registered warrant (the “Representative’s Warrant”) to purchase up to 90,000 shares of Common Stock for an aggregate purchase price of $100.00. The Representative’s Warrant is exercisable beginning 180 days after December 22, 2020, has a five-year term and an exercise price of $12.50 per share. A copy of the press release announcing the closing of the IPO is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)       Exhibits.

Number	Description
3.1	Amended and Restated Certificate of Incorporation of Inhibikase Therapeutics, Inc.

3.2	Amended and Restated Bylaws of Inhibikase Therapeutics, Inc.

99.1	Press Release dated December 22, 2020

99.2	Press Release dated December 28, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 29, 2020	INHIBIKASE THERAPEUTICS, INC.

	By:	/S/ MILTON H. WERNER
Milton H. Werner
President and Chief Executive Officer